BRITISH COLUMBIA
BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: October 22, 2021 10:40 AM Pacific Time

Incorporation Number: **BC1260079**

Recognition Date and Time: *Incorporated on August 4, 2020 03:51 PM Pacific Time*

NOTICE OF ARTICLES

Name of Company:
NAQI LOGIX INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
1055 WEST HASTINGS STREET
SUITE 1700
VANCOUVER BC V6E 2E9
CANADA

Delivery Address:
1055 WEST HASTINGS STREET
SUITE 1700
VANCOUVER BC V6E 2E9
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1055 WEST HASTINGS STREET
SUITE 1700
VANCOUVER BC V6E 2E9
CANADA

Delivery Address:
1055 WEST HASTINGS STREET
SUITE 1700
VANCOUVER BC V6E 2E9
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Roshak, Gary

Mailing Address:
PO BOX 19437
SEATTLE WA 98109
UNITED STATES

Delivery Address:
415 1ST AVE. N #19437
SEATTLE WA 98109
UNITED STATES

Last Name, First Name, Middle Name:
Ozdemir, Sue

Mailing Address:
2836 E DENNISPORT CRT.
GILBERT AZ 85295
UNITED STATES

Delivery Address:
2836 E DENNISPORT CRT.
GILBERT AZ 85295
UNITED STATES

Last Name, First Name, Middle Name:
Godsy, Mark

Mailing Address:
5401 GREENTREE ROAD
WEST VANCOUVER BC V7W 1N3
CANADA

Delivery Address:
5401 GREENTREE ROAD
WEST VANCOUVER BC V7W 1N3
CANADA

Last Name, First Name, Middle Name:
Occhipinti, John

Mailing Address:
100 EMEROLD ESTATES COURT
EMERSON HILLS CA 94062
UNITED STATES

Delivery Address:
100 EMEROLD ESTATES COURT
EMERSON HILLS CA 94062
UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Voting Common Shares	Without Par Value With Special Rights or Restrictions attached
2.	No Maximum	Non-Voting Common Shares	Without Par Value With Special Rights or Restrictions attached

BRITISH
COLUMBIA

Number: BC1260079

CERTIFICATE
OF
INCORPORATION

BUSINESS CORPORATIONS ACT

I Hereby Certify that NAQI LOGICS INC. was incorporated under the Business Corporations Act on August 4, 2020 at 03:51 PM Pacific Time.

Issued under my hand at Victoria, British Columbia
On August 4, 2020

CAROL PREST
Registrar of Companies
Province of British Columbia
Canada

ELECTRONIC CERTIFICATE